                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                UTEK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule Or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            (UTEK CORPORATION LOGO)


                                UTEK CORPORATION
                            202 SOUTH WHEELER STREET
                              PLANT CITY, FL 33566


                                                                  April 27, 2001


Dear Stockholder:


     You are cordially invited to attend our Annual Meeting of Stockholders on Friday June 8, 2001, at 9:30 AM (Eastern Daylight Savings Time), at The Tampa Club, 101 E. Kennedy Blvd., Tampa, FL 33602. You will be asked to consider and vote upon proposals to elect seven directors and approve the selection of Ernst & Young LLP as the Company's independent auditors for 2001. In addition, you will also be asked to amend the certificate of incorporation so that its indemnification provisions comply with the Investment Company Act of 1940 and to eliminate the fundamental nature of the Company's investment objective and policies which currently exceed the requirements imposed by the Investment Company Act of 1940. We will also review UTEK's performance and answer your questions.


     You may vote by written proxy or by written ballot at the meeting. We look forward to seeing you on June 8, and would like to take this opportunity to remind you that your vote is very important.

                                           Sincerely,


                                           /s/ CLIFFORD M. GROSS


                                           Clifford M. Gross, Ph.D.


                                           Chairman and Chief Executive Officer

                            (UTEK CORPORATION LOGO)


                                UTEK CORPORATION
                            202 SOUTH WHEELER STREET
                              PLANT CITY, FL 33566
                                 (813) 754-4330
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

To the Stockholders:

     The 2001 Annual Meeting of Stockholders of UTEK Corporation (the "Company") will be held at The Tampa Club, 101 E. Kennedy Blvd., Tampa, FL 33602 on June 8, 2001 at 9:30 AM (Eastern Daylight Savings Time) for the following purposes:

          1. To elect seven (7) directors of the Company who will serve for one
     (1) year, or until their successors are elected and qualified;

          2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation;


          3. To consider and act on a proposal to eliminate the fundamental nature of the Company's investment objective and policies;


          4. To ratify the selection of Ernst & Young LLP to serve as independent public accountants for the Company for the year ending December 31, 2001; AND

          5. To transact such other business as may properly come before the meeting.

     You have the right to receive notice and to vote at the Meeting if you were a stockholder of record at the close of business on April 16, 2001. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

                                          By order of the Board of Directors,


                                          /s/ CAROLE R. MASON

                                          Carole R. Mason
                                          Secretary


April 27, 2001


THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE MEETING, YOU STILL MAY ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

                                UTEK CORPORATION
                            202 SOUTH WHEELER STREET
                           PLANT CITY, FLORIDA 33566
                             ---------------------

                                PROXY STATEMENT
                             ---------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UTEK Corporation (the "Company" or "UTEK") for use at the Company's 2001 Annual Meeting of Stockholders (the "Meeting") to be held on June 8, 2001 at 9:30 AM (Eastern Daylight Savings Time) at The Tampa Club, 101 E. Kennedy Blvd. Tampa, FL 33602, and at any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company's Form 10-K for the year ended December 31, 2000 are first being sent to stockholders on or about April 27, 2001.


     We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. IF YOU GIVE NO INSTRUCTIONS ON THE EXECUTED PROXY CARD, THE SHARES COVERED BY THE PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR THE OTHER MATTERS LISTED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.

     If you are a "stockholder of record" (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator in writing, by submitting a properly executed, later-dated proxy or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If a broker, bank, or other institution or nominee holds your shares for your account ("Broker Shares"), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting.

PURPOSE OF MEETING

          At the Meeting, you will be asked to vote on the following proposals:

          1. To elect seven (7) directors of the Company who will serve for one
     (1) year, or until their successors are elected and qualified;

          2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation so that its indemnification provisions comply with the Investment Company Act of 1940;

          3. To consider and act upon a proposal to eliminate the fundamental nature of the Company's investment objective and policies;

          4. To ratify the selection of Ernst & Young LLP to serve as independent public accountants for the Company for the year ending December 31, 2001; and

          5. To transact such other business as may properly come before the meeting.

VOTING SECURITIES

     You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on April 16, 2001 (the "Record Date"). On April 16, 2001, there were 3,782,226 shares of the Company's common stock outstanding. Each share of common stock is entitled to one vote.

     If a majority of the shares entitled to vote are present at the Meeting, then a quorum has been reached and the Meeting can commence. A share is present for quorum purposes if it is represented in person or by proxy for any purpose at the Meeting. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes for each proposal other than the election of directors. Broker non-votes are not counted or deemed to be present or represented for purposes of determining whether stockholder approval of a matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the annual meeting. If a quorum is not present at the Meeting, or if a quorum is present but there are not enough votes to approve any of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

     Each of the seven (7) nominees for election as directors who receives a majority of the affirmative votes cast at the Meeting in person or by proxy in the election of directors will be elected as directors. Stockholders may not cumulate their votes. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Votes that are withheld, abstentions and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast, and will have no effect on the election of directors.

     With respect to the proposed amendment of the Certificate of Incorporation, shares that are voted as abstentions and Broker non-votes will have the effect of a vote against this proposal because this proposal requires the affirmative vote of a majority of the outstanding shares of the Company.


     The approval of the proposal to eliminate the fundamental nature of the Company's investment objective and policies requires an affirmative vote of the lesser of: (i) 67% or more of the Company's shares present at the Meeting if more than 50% of the outstanding shares of the Company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company. Shares that are voted as abstentions and Broker non-votes will have the effect of a vote against this proposal.



     The ratification of the Company's independent accountants requires the affirmative vote of majority of the shares present in person or by proxy and entitled to vote at the Meeting. Therefore, an abstention from voting on this proposal will have the effect of a negative vote with respect to such proposal. Broker non-votes will be treated as not present and not entitled to vote with respect to this proposal and will have no effect on the outcome of the vote on this proposal.


INFORMATION REGARDING THIS SOLICITATION

     The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The Company has requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

     In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone, facsimile transmission or telegram by directors, officers or regular employees of the Company, (without special compensation therefore). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised by giving notice of such revocation to an executive officer of the Company, at the address of the Company. Any such notice of revocation should be provided in writing signed by the shareholder in the same manner as the proxy being revoked.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS


     The following table sets forth certain information as of April 16, 2001, with respect to the beneficial ownership of the common stock by (i) each person known to us to beneficially own more than 5% of the outstanding shares of common stock, (ii) each of our executive officers and directors and (iii) all of the Company's executive officers and directors as a group:



                                                    NUMBER OF SHARES            PERCENTAGE
NAME AND ADDRESS                                    OF COMMON STOCK            BENEFICIALLY
OF BENEFICIAL OWNER(1)                           BENEFICIALLY OWNED(2)            OWNED
----------------------                           ---------------------         ------------
DIRECTORS:
Clifford M. Gross............................          1,972,254(3)                52.2%
Carl Nisser..................................             60,000                    1.6%
Sam Reiber...................................             29,115(4)                   *
Stuart Brooks................................             12,500                      *
Kwabena Gyimah-Brempong......................             12,500                      *
Arthur Chapnik...............................             12,500                      *
David Michael................................                  0                      *
EXECUTIVE OFFICERS:
Uwe Reischl..................................             55,500                    1.5%
Carole R. Mason..............................             17,750(5)                   *
Charles L. Pope..............................             12,500                      *
All directors and executive officers as a
  Group......................................          2,146,619                   57.3%


---------------

 *  Less than 1%.
(1) Unless otherwise indicated, the address is 202 South Wheeler Street, Plant City, Florida 33566. Biographical Information for directors and executive officers is included under "Proposal One: Election of Directors" below.

(2) As to shares beneficially owned, each person has sole voting and investment power unless otherwise indicated.

(3) 1,947,254 shares of common stock are held by Clifford M. Gross and his wife, Elissa-Beth Gross, jointly. 10,000 of those shares are held by Dr. and Ms. Gross as custodians for their minor children under the Uniform Gifts to Minors Act. Includes 25,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this proxy statement.

(4) Includes 17,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this proxy statement and 3,050 shares of common stock held in the name of Linsky & Reiber, 65 shares held by Mr. Reiber as custodian for his minor children under the Uniform Gifts to Minors Act and 500 shares held by the Moses Reiber Trust.


(5) The shares of common stock are held in the name of Myers & Mason, P.A. Includes 3,750 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this proxy statement.


     Shares of common stock subject to options that are currently exercisable or are exercisable within 60 days of the date of this proxy statement are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.


                      PROPOSAL ONE: ELECTION OF DIRECTORS


     As permitted by the Company's bylaws, the board of directors has adopted a resolution setting the number of directors at seven (7) unless otherwise designated by the board of directors. Directors are elected for a term of one year expiring at the following annual meeting of stockholders. Directors serve until their successors are elected and qualified.

     The current directors, Clifford M. Gross, Sam Reiber, Stuart M. Brooks, Kwabena Gyimah-Brempong, Arthur Chapnik, Carl Nisser and David Michael have been nominated for election for a one-year term expiring in 2002. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.


     A stockholder can vote for or withhold his or her vote from any or all of the nominees. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, IT IS THE INTENTION OF THE PERSONS NAMED AS PROXIES TO VOTE SUCH PROXY FOR THE ELECTION OF ALL THE NOMINEES NAMED BELOW. IF ANY OF THE NOMINEES SHOULD DECLINE OR BE UNABLE TO SERVE AS A DIRECTOR, IT IS INTENDED THAT THE PROXY WILL BE VOTED FOR THE ELECTION OF SUCH PERSON OR PERSONS AS ARE NOMINATED AS REPLACEMENTS. The board of directors has no reason to believe that any of the persons named will be unable or unwilling to serve.



     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


INFORMATION ABOUT THE NOMINEES AND EXECUTIVE OFFICERS


     Certain information, as of April 16, 2001, with respect to each of the seven nominees for election at the Meeting and executive officers is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each nominee holds, and the year in which each nominee became a director of the Company.


NOMINEES

     CLIFFORD M. GROSS, PH.D.*, 43, has served as the Company's Chief Executive Officer and Chairman of the Board of Directors since 1997. Dr. Gross received his Ph.D. from New York University in 1981, and from 1982 to 1984 Dr. Gross served as the Acting Director of the Graduate Program in Ergonomics and Biomechanics at New York University. From 1984 to 1985 Dr. Gross served as the Chairman of the Department of Biomechanics at New York Institute of Technology. In 1985, Dr. Gross founded and served as CEO of the Biomechanics Corp. of America until 1995. From 1996 to 1997 Dr. Gross served as a research professor and Director of the Center for Product Ergonomics at the University of South Florida. Dr. Gross holds 18 patents and has authored numerous publications.

     SAM REIBER, J.D.*, 54, has served as Vice President since December 2000 and has served as the Company's General Counsel since 1997 and as a director since May 1998. Mr. Reiber is a founding partner of Linsky and Reiber, a law firm located in Tampa, Florida. Mr. Reiber has conducted a diversified practice of law in Tampa for 25 years. He received a Bachelor's degree in economics from the University of Minnesota in 1969 and a Juris Doctor from the William Mitchell College of Law in 1974.


     STUART M. BROOKS, M.D., 65, has served as a director since May 1998 and also serves as the Director of the Company's Scientific Advisory Board. He has also been a Professor of Medicine and Public Health and Director of the NIOSH Educational and Research Center at the University of South Florida for more than five years.


     KWABENA GYIMAH-BREMPONG, PH.D., 51, has served as a director since May 1998. Between May 1998 and December 1998, Dr. Gyimah-Brempong served as the Director of University Partnerships and was responsible for helping the Company build relationships with American universities. Since 1994, Dr. Gyimah-Brempong has been a Professor of Economics at the University of South Florida School of Business. Dr. Gyimah-Brempong recently completed a comprehensive report on how American universities market their technology.


     ARTHUR CHAPNIK, 61, has served as a director since May 1998. Mr. Chapnik has also served as the President of Harrison McJade & Co., Ltd., an apparel design and marketing company since 1990.


---------------


* Dr. Gross and Mr. Reiber are "interested persons" of the Company, as defined in the Investment Company Act of 1940, as amended.

Mr. Chapnik served as President of Samsung USA's women's apparel division from 1988 to 1990. Mr. Chapnik is Dr. Gross' father-in-law.


     CARL NISSER, LL.M., D.E.S., 61, has served as a director and chairman of the Company's European Advisory Council since May 1998. Mr. Nisser has served as a principal of Advokatfirman Nisser, with offices in Brussels, London and New York since 1993. He has served as Corporate and Legal Affairs Director for Volvo AB and Director of Corporate Affairs for Goodyear International Corporation. Mr. Nisser also serves in a co-counsel capacity with Gersten, Savage & Kaplowitz, LLP. Mr. Nisser was educated at the universities of Uppsala, Strasbourg and Coimbra. Mr. Nisser is chairman and CEO of E.com Enterprises, Inc. and a member of several boards of directors.


     DAVID MICHAEL, C.P.A., 63, has served as a director of the Company since February 2000. Since 1983, Mr. Michael has served as the President of David Michael & Co., P.C., an accounting firm. Mr. Michael also serves on the board of directors of Del Global Technologies Corp. (NASDQ:DGTC). Mr. Michael received a B.B.A. in accounting from City College in New York in 1959.

EXECUTIVE OFFICERS (WHO ARE NOT DIRECTORS)


     UWE REISCHL, PH.D., M.D., age 55, has served as our President since June 1999 and was our Executive Vice President from September 1998 until June 1999. Dr. Reischl received a Masters degree in Architecture from the University of California at Berkeley, he received a Ph.D. degree in Environmental Health Sciences from the University of California at Berkeley, and both a second Ph.D. in Occupational Medicine and an M.D. in General Medicine from the University of Ulm (Ulm, Germany). Prior to joining UTEK, Dr. Reischl served from 1988 to 1998 as a Scientific Advisor at the World Health Organization (WHO) Center at the University of Ulm. Dr. Reischl was an Assistant Professor at the University of California, Director of the Program in Industrial Health and Safety at Oakland University, and he was an Associate Professor at the College of Public Health, University of South Florida. Dr. Reischl has 15 years experience in university teaching and research.


     CHARLES L. POPE, C.P.A., age 49, was appointed to serve as the Chief Financial Officer on February 20, 2001. Previously, Mr. Pope spent 24 years with PricewaterhouseCoopers LLP (formerly Coopers & Lybrand LLP) where he held various senior management positions. His responsibilities at PricewaterhouseCoopers included Accounting and Auditing Services, Litigation and Bankruptcy Consulting, and partner in the Accounting and SEC National Directorate. He received undergraduate degrees in Accounting and Economics from Auburn University.


     CAROLE R. MASON, C.P.A., age 39, served as Chief Financial Officer, Secretary and Treasurer from June 1999 until February 2001. As of February 20, 2001, Ms. Mason is no longer serving as CFO, but will continue to serve as Secretary and to serve on a part-time basis in the accounting department as Principal Accounting Officer. Ms. Mason is also a partner of Myers, Mason & Co., conducting a diversified accounting practice in Tampa, Florida for 15 years. She received her Bachelor of Science degree in accounting from the University of Tampa.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES


     The Company's board of directors has established an Audit Committee and a Compensation Committee. During 2000, the board of directors held 12 board meetings. All directors attended at least 75% of the aggregate number of meetings of the board and of the respective committees on which they served.


     The Audit Committee annually recommends to the board of directors the appointment of the Company's independent public accountants, discusses and reviews the scope and fees of the prospective annual audit, reviews the results thereof with the independent public accountants, reviews and approves non-audit services of the independent public accountants, reviews compliance with existing major accounting and financial policies relative to the adequacy of the Company's internal accounting controls, reviews compliance with federal and state laws relating to accounting practices and reviews and approves transactions, if any, with affiliated parties.

     The members of the Audit Committee are David Michael, Kwabena Gyimah-Brempong and Stuart Brooks, and such committee members are considered independent under the rules promulgated by Nasdaq. The Audit Committee did not meet during 2000. However, the committee met on February 16, 2001 and March 14, 2001. During 2000, the Board of Directors, acting as the Audit Committee met to adopt the Company's Audit Committee Charter.

     The audit committee operates pursuant to a charter approved by the Company's board of directors. The audit committee charter sets out the responsibilities, authority and duties of the audit committee. A copy of the audit committee charter is attached to this Proxy Statement as Appendix A.

     The Compensation Committee reviews and approves annual salaries and bonuses for all officers, reviews, approves and recommends to the board of directors the terms and conditions of any employee benefit plans or changes thereto, administers the Company's stock option plan and carries out the responsibilities required by the rules of the SEC.

     The members of the Compensation Committee are Stuart Brooks, Sam Reiber, and Arthur Chapnik. The Compensation Committee did not meet during 2000.

COMPENSATION OF DIRECTORS

     During 2000, no director received any compensation for acting as a director or attending committee meetings. Non-officer directors are eligible for stock option awards under the 2000 stock option plan. However, non-officer directors may not receive a grant of options unless the Securities and Exchange Commission (the "SEC") has issued an exemptive order. On February 13, 2001, the Company filed an exemptive application with the SEC to issue options to non-officer directors. In the exemptive application, the Company has requested that options representing 25,000 shares be granted to four of the five non-officer directors on the date the SEC issues its exemptive order. All 25,000 options for each non-officer director will vest over a three year period. It was requested that one director, Carl Nisser, who has greater responsibilities than the other four non-officer directors be granted 50,000 options vesting over a three year period. For each of the five current non-officer directors, 150,000 options may be issued, which would represent approximately 4.0% of the currently outstanding shares of common stock.

AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements of the Company with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.


     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees), which was obtained by the Committee, and considered the compatibility of nonaudit services with the auditors' independence.


     The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held two meetings in 2001.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors for 2001.

David Michael, Audit Committee Chair
Stuart Brooks, Audit Committee Member
Kwabena Gyimah-Brempong, Audit Committee Member

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     COMPENSATION TABLE. The following table sets forth compensation that the Company paid during the year ended December 31, 2000 to all the directors and the three highest paid (in excess of $60,000) executive officers of the Company (collectively, the "Compensated Persons") in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

                                                                             PENSION OR
                                                                           RETIREMENT AS
                                               AGGREGATE                  BENEFITS ACCRUED
                                             COMPENSATION    SECURITIES      AS PART OF      DIRECTORS FEES
                                               FROM THE      UNDERLYING       COMPANY         PAID BY THE
NAME AND POSITION                            COMPANY(1)(2)   OPTIONS(3)       EXPENSES          COMPANY
-----------------                            -------------   ----------   ----------------   --------------
Clifford M. Gross..........................    $150,000       100,000            --                --
Uwe Reischl................................     115,000        50,000            --                --
Sam Reiber.................................      67,000        50,000            --                --
Stuart M. Brooks...........................          --            --            --                --
Kawbena Gyimah-Brempong....................          --            --            --                --
Arthur Chapnik.............................          --            --            --                --
Carl Nisser................................          --            --            --                --
David Michael..............................          --            --            --                --

---------------

(1) The amounts included herein include salary and bonus.
(2) There were no perquisites paid by the Company in excess of the lesser of $50,000 or 10% of the Compensated Person's total salary and bonus for the year.
(3) See also "Stock Option Awards" detailed below.

STOCK OPTION AWARDS

     The following tables set forth the details relating to option grants in 2000 to Compensated Persons under the Company's Stock Option Plans, and the potential realizable value of each grant, as prescribed to be calculated by the Commission. See "Stock Option Plans."

                           OPTION GRANTS DURING 2000


                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                    NUMBER OF    PERCENT OF                               ANNUAL RATES OF
                                    SECURITIES     TOTAL                                STOCK APPRECIATION
                                    UNDERLYING    OPTIONS     EXERCISE                  OVER 5-YEAR TERM(3)
                                     OPTIONS     GRANTED IN   PRICE PER   EXPIRATION   ---------------------
NAME                                GRANTED(1)    2000(2)       SHARE        DATE         5%          10%
----                                ----------   ----------   ---------   ----------   ---------   ---------
Clifford M. Gross.................   100,000       41.67%       $6.60      10/24/05    $106,000    $307,000
Uwe Reischl.......................    50,000       20.83%        6.00      10/24/05      83,000     183,000
Sam Reiber........................    50,000       20.83%       6.125      12/09/05      85,000     187,000
Stuart Brooks.....................        --          --           --            --          --          --
Carl Nisser.......................        --          --           --            --          --          --
Arthur Chapnik....................        --          --           --            --          --          --
David Michael.....................        --          --           --            --          --          --
Kwabena Gyimah-Brempong...........        --          --           --            --          --          --


---------------

(1) Options granted to officers in 2000 generally vest equally over three years beginning on the date of grant, with full vesting occurring on the third anniversary of the date of grant.
(2) In 2000, the Company granted options to purchase a total of 240,000 shares.
(3) Potential realizable value is calculated on 2000 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the SEC. Actual gains, if any, or stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by the Company of the option holder. The potential realizable value will not necessarily be realized.

                  OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table sets forth the details of option exercises by Compensated Persons during 2000 and the values of those unexercised options at December 31, 2000.

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING               VALUE OF UNEXERCISED
                                  SHARES                   UNEXERCISED OPTIONS AS OF    IN-THE-MONEY OPTIONS AS OF
                                 ACQUIRED                          12/31/00                     12/31/00(2)
                                   UPON        VALUE      ---------------------------   ---------------------------
NAME                             EXERCISE   REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             --------   -----------   -----------   -------------   -----------   -------------
Clifford M. Gross..............       --          --        25,000         75,000             --             --
Uwe Reischl....................       --          --        12,500         37,500             --             --
Sam Reiber.....................       --          --        12,500         37,500             --             --
Stuart Brooks..................       --          --            --             --             --             --
Carl Nisser....................       --          --            --             --             --             --
Arthur Chapnik.................       --          --            --             --             --             --
David Michael..................       --          --            --             --             --             --
Kwabena Gyimah-Brempong........       --          --            --             --             --             --

---------------

(1) Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.
(2) Value of unexercised options is calculated as the closing market price on December 29, 2000 ($5.75), net of the option exercise price, but before any tax liabilities or transaction costs. "In-the-Money Options" are options with an exercise price that is less than the market price as of December 31, 2000.

EMPLOYMENT AGREEMENTS

     The Company has entered into five-year employment agreements, effective September 1, 1999, with Clifford M. Gross, and Uwe Reischl. Drs. Gross and Reischl have agreed to serve as the Company's Chief Executive Officer and President, respectively. Dr. Gross receives an annual base salary of $150,000 and Dr. Reischl receives an annual base salary of $100,000. In addition to their base salaries, Drs. Gross and Reischl received 100,000 and 50,000 stock options, respectively, upon the completion of the initial public offering of the Company. Drs. Gross and Reischl also receive allowances for automobiles in the amount of approximately $500 per month. Drs. Gross and Reischl have agreed to devote substantially all of their time and attention to the business and affairs of the Company. Each employment agreement contains a covenant not to compete for a one-year period immediately following termination of employment with the Company. In the event of a change of control, Dr.'s Gross and Reischl are entitled to receive a bonus equal to twice their annual salary, "grossed-up" to cover any tax liability on such bonus. In addition, all stock options accelerate and become immediately vested. A change of control occurs as defined in the employment agreement when (i) a person or group becomes the beneficial owner of more than 30% of the Company's outstanding securities; (ii) at any time, the board nominated slate of directors is not elected; (iii) the Company consummates a merger in which it is not the surviving entity or (iv) substantially all of the Company's assets are sold or the Company's stockholders approve the dissolution or liquidation of the Company. In the event of a change of control, based upon the past fiscal year's salary, Dr. Gross and Dr. Reischl would receive an estimated $495,000 and $330,000, respectively.


     In February 2001, the Company entered into a one-year employment agreement with Charles L. Pope, pursuant to which Mr. Pope agrees to serve as the Company's Chief Financial Officer. He is entitled to receive a salary of $90,000 per year. In addition, Mr. Pope has been granted 50,000 stock options under the 1999 Plan (as defined below) and a car allowance of $500 per month. Mr. Pope has agreed to devote substantially all of his time and energy to the Company. Mr. Pope's employment agreement contains a covenant not to compete for a one-year period following termination of employment. There is no change of control provision in Mr. Pope's employment agreement.


KEY MAN LIFE INSURANCE

     The Company has obtained "key man" life insurance policies in the amount of $500,000 on both Clifford M. Gross and Uwe Reischl. During 2000, the Company paid $1,949 in premiums on each policy which is not considered compensation to Dr. Gross or Dr. Reischl. The Company is the owner and beneficiary of each of the policies.

STOCK OPTION PLANS

     The Company has two stock option plans: an incentive stock option plan adopted in 1999 (the "1999 Plan") and a non-qualified stock option plan adopted in 2000 (the "2000 Plan").

     The purpose of the 1999 Plan is to enable the Company to compete successfully in attracting, motivating and retaining employees with outstanding abilities. The options are intended to be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code. The 1999 Plan is administered by the Compensation Committee.

     Under the 1999 Plan, the Company is authorized to purchase up to 500,000 shares of Company common stock. All officers and other employees who perform significant services for or on behalf of the Company are eligible to participate in the 1999 Plan. The Company may grant both incentive stock options within the meaning of Section 422 of the Code and stock options that do not qualify for incentive treatment under the Code.

     The exercise price of each incentive stock option under the plan will be determined by the Compensation Committee, but will not be less than 100% of the current market value of the common stock on the date of grant (or 110% in the case of an employee who at the time owns more than 10% of the total combined voting power of all classes of capital stock). The non-qualified option exercise price will be determined by the

Compensation Committee, but will not be less than 100% of the current market value of the common stock on the date of grant.

     Under the 2000 Plan, the Company is authorized to issue options to purchase up to 250,000 shares of Company common stock. All officers and other employees as well as other persons who perform significant services for or on behalf of the Company are eligible to participate in the 2000 Plan.

     The Company may grant under the 2000 Plan only stock options that do not qualify for incentive treatment under Section 422 of the Code. The exercise price for the 2000 Plan options will be determined by the Compensation Committee, but will not be less than 100% of the current market value of the common stock on the date of grant.

     An incentive stock option shall expire five years from the date of grant. The Compensation Committee may provide in the stock option agreement that the option expires 30 days following the termination of employment for any reason other than death or disability or 12 months following termination of employment by death or disability. In no event shall any option granted be exercised after the expiration date of such option as specified in the applicable option agreement.

     If the outstanding shares of common stock are changed into, or common stock issuable under the plan is exchanged for, cash or a different number or kind of Company shares or securities of another corporation through reorganization, merger, recapitalization, stock split, reverse stock split, stock dividend, stock consolidation, stock combination or similar transaction, an appropriate adjustment will be made by the Compensation Committee in the number and kind of shares as to which options may be granted. In the event of such change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Compensation Committee will also make a corresponding adjustment in the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, of options which have been granted prior to such change. Any such adjustment, however, will be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share (except for any change in the aggregate price resulting from rounding off of share quantities or prices).

CERTAIN TRANSACTIONS

     In September 2000 the Company secured a line of credit for $150,000 from a financial institution. Clifford M. Gross, the Company's chief executive officer and Sam Reiber, the General Counsel and a director of the Company, personally guaranteed the Company's obligation under this line of credit. Neither Dr. Gross nor Mr. Reiber received any compensation for this guarantee.

     Carl Nisser, one of the Company's directors, is also associated with the Company's former counsel, Gersten, Savage & Kaplowitz, LLP, with whom he serves in a co-counsel capacity. In addition, in connection with the October, 2000 initial public offering, Mr. Nisser received approximately $47,000, or 30%, of the fees payable to Gersten, Savage & Kaplowitz, LLP.

     In addition, the Company's former Chief Financial Officer of the Company is Carole Mason. Ms. Mason is also a partner with the accounting firm Myers Mason & Co. in Tampa, Florida. In the past year Myers & Mason has received $12,000 in fees for services for the Company and holds 14,000 shares of Company stock.

     Sam Reiber, the Company's General Counsel and a director of the Company, is also a partner with the law firm Linsky & Reiber in Tampa, Florida. Linsky & Reiber has received approximately $67,000 in compensation during the past fiscal year for services performed for the Company and holds 6,100 shares of Company stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company's directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC, the Nasdaq Stock Market and the Company.

Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company's review of Forms 3, 4 and 5 filed by such persons, the Company believes that during 2000 the initial statements of beneficial ownership on Form 3 for all executive officers and directors of the Company that were required to be filed as of October 25, 2000 were filed on January 25, 2001. In addition, Dr. Gross and Dr. Gyimah-Brempong reported one transaction each on a Form 5 that should have been reported on a Form 4 for the month of October 2000.


      PROPOSAL 2: AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION


     The stockholders of the Company are being asked to vote on a proposal to amend the Company's Certificate of Incorporation so that it will be in compliance with the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act makes it unlawful for any organizational or governing instrument of a business development company to contain any provision which protects or purports to protect any director or officer of the Company against any liability to the Company or its stockholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     In order to comply with the provisions of the 1940 Act, the board of directors of the Company has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation. The amendment to the Certificate of Incorporation is attached as Appendix B to this Proxy Statement.

     The effect of this amendment will be to limit the Company's ability to indemnify its directors and officers in situations where the directors have engaged in misconduct with respect to their roles as directors and officers of the Company. Such an amendment is necessary for the Company to comply with the terms and conditions of the 1940 Act. The amendment to the Certificate of Incorporation will not have anti-takeover effects.

     The affirmative vote of a majority of the outstanding shares of the Company entitled to vote is required to approve this amendment to the Certificate of Incorporation.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.



       PROPOSAL 3: ELIMINATION OF THE FUNDAMENTAL NATURE OF THE COMPANY'S


                       INVESTMENT OBJECTIVE AND POLICIES



     The board of directors has authorized, and recommends that shareholders of the Company approve, the elimination of the fundamental nature (i.e., changeable only by shareholder vote) of the Company's investment objective and policies. This proposal is intended to remove unnecessary restrictions on the Company's operations, which exceed the requirements imposed on a Business Development Company ("BDC") by the 1940 Act.


          The Company's fundamental investment objective currently reads as follows:

          Our primary investment objective is to increase our net assets by exchanging stock in our portfolio companies for cash and other assets we will use to acquire additional technologies.


     Eliminating the fundamental nature of the Company's investment objective will not affect the Company's objective of increasing its net assets. The strategy that the Company will employ to meet this objective -- exchanging stock in its portfolio companies for cash and other assets to be used to acquire additional technologies -- will be similarly unaffected by the elimination of the fundamental nature of the investment objective. The Company does not currently contemplate changing its investment strategy. Eliminating the fundamental nature of the Company's investment objective will conform the Company more closely to other BDCs, whose investment objectives generally are not considered fundamental.



          The Company's fundamental investment policies currently state as follows:



        - We do not contemplate issuing senior securities. We will not issue senior securities except in accordance with restrictions imposed by
          Section 61 of the 1940 Act which require, among other things, asset coverage in the amount of at least 200% of our net assets. Further, we may issue more than one class of senior securities and warrants, options or other profit sharing arrangements, subject to the provisions set forth in Section 61.



        - We will not sell securities short or on margin, write puts or calls or purchase or sell commodities or commodity contracts.



        - We may from time to time sell some of the securities we receive in consideration for stock for our portfolio companies in exchange for real estate, which may be subject to mortgages. The amount of assumed mortgages will not exceed 15% of our net assets. We did, on one occasion, exchange a portion of securities we received for a portfolio company for common stock in a company whose only asset was real estate.



        - We will not underwrite the issuance of securities of other companies.



        - We will not purchase real estate mortgage loans.



        - We will limit the amount of money we borrow to 30% of our net assets.



        - Where necessary, we may make loans to or additional investments in portfolio companies to protect our initial investment and we will continue to invest in restricted securities of portfolio companies. We will not make loans to our portfolio companies which in the aggregate exceed 25% of our net assets.



        - We may concentrate our investments in a particular industry or group. However, we do not intend to concentrate on investments in one industry.



     Eliminating the fundamental nature of the Company's investment policies is expected to have no impact on the Company's operations. The Company adopted these policies in response to a requirement under the 1940 Act that is generally inapplicable to BDCs. Certain of these policies are, in effect, restatements of restrictions under the 1940 Act that apply to a BDC or otherwise, as a practical matter, are fundamentally inconsistent with the normal operation of the Company.



     The approval of the proposal to eliminate the fundamental nature of the Company's investment objective and policies requires an affirmative vote of the lesser of: (i) 67% or more of the Company's shares present at the Meeting if more than 50% of the outstanding shares of the Company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company.



     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELIMINATION OF THE FUNDAMENTAL NATURE OF THE COMPANY'S INVESTMENT OBJECTIVE AND POLICIES.



                  PROPOSAL FOUR: RATIFICATION OF SELECTION OF


                         INDEPENDENT PUBLIC ACCOUNTANTS


     The disinterested members of the board of directors have selected Ernst & Young LLP as independent public accountants for the Company for the year ending December 31, 2001. This selection is subject to ratification or rejection by the stockholders of the Company. If the stockholders ratify the selection of Ernst & Young LLP as the Company's accountants, Ernst & Young LLP also will be the independent public accountants for all subsidiaries of the Company.

     Ernst & Young LLP has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries. It is expected that a representative of Ernst & Young LLP will be present, will have the opportunity to make a statement if he or she so desires, and will be available to answer questions at the meeting.

AUDIT FEES

     The aggregate fees for professional services rendered by Ernst & Young LLP in connection with their audit of the Company's consolidated financial statements and reviews of the consolidated financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal year ending December 31, 2000 was approximately $62,800.

OTHER FEES

     The aggregate fees for all other services rendered by Ernst & Young LLP for the fiscal year ending December 31, 2000 was approximately $198,482 and can be sub-categorized as follows:

Audit Related Services:             $159,119(1)
All other Services:                 $ 39,363

---------------

(1) Audit related services include fees for the initial public offering, accounting consultations, and other SEC filing reviews.

COMPATIBILITY

     At its meeting March 14, 2001, the Audit Committee met and discussed, among other things, the audit and non-audit serviced provided by the Company's independent accountants. The Audit Committee concluded that the non-audit services provided by the Company's independent accountants were compatible with maintaining the auditor's independence.


     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.



     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.


                                 OTHER BUSINESS

     The board of directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the Meeting unless certain securities law requirements are met.

                      2002 ANNUAL MEETING OF STOCKHOLDERS


     The Company expects that the 2002 Annual Meeting of Stockholders will be held in June 2002, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Plant City, Florida, and the Company must receive the proposal no later than December 28, 2001, in order for the proposal to be considered for inclusion in the Company's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting.


     Rule 14a-4 of the Commission's proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the company's bylaws. The Corporation's bylaws do not contain such an advance notice provision. Accordingly, for the Corporation's 2002 Annual Meeting of Stockholders, stockholders must submit written notice to the Secretary on or before March 13, 2002.


     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                                UTEK CORPORATION

                                    CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors of UTEK Corporation (the "Company") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Company's independent accountants and internal auditors.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditors and the Board of Directors.

     The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board three of who shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

     The Committee shall meet at least four times annually or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to view the Company financials consistent with Section IV.4. below).

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and update this Charter periodically, at least annually as conditions dictate.

2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public including any certification reports, opinion or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditors and management's response.

4. Review with financial management and the independent accountants the Company's Quarterly Reports on Form 10-Q prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of these reviews.

INDEPENDENT ACCOUNTANTS

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

FINANCIAL REPORTING PROCESSES

8. In Consultation with the independent accountants and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants management or the internal auditing department.

PROCESS IMPROVEMENTS

11. Establish regular and separate systems of reporting to the Audit Committee by each of management the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditors any significant difficulties encountered during the course of the audit including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with preparation of financial statements.

14. Review with independent accountants the internal auditing department and management the extent to which changes or improvements in financial or accounting practices as approved as the Audit Committee have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements as decided by the Committee.)

ETHICAL AND LEGAL COMPLIANCE

15. Establish review and update periodically a Code of Ethical Conduct to ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Company's compliance with the Company's Ethical Code and ensure that management has the proper review system in place to ensure that Company's financial statements reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

17. Review activities, organizational structure and qualifications of the internal auditors.

18. Review with the Company's counsel legal compliance matters including corporate securities trading policies.

19. Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements.

20. Perform any other activities consistent with this Charter the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B

                   AMENDMENT TO CERTIFICATE OF INCORPORATION

     UTEK Corporation, a corporation organized and existing under the laws of the state of Delaware, does hereby certify:

     FIRST: That by a unanimous vote of the board of directors of UTEK Corporation and by approval of a majority of the outstanding shares of UTEK Corporation, a resolution was duly adopted amending the Certificate of Incorporation of said corporation, as follows:

     NOW, THEREFORE BE IT RESOLVED, that the Company's Certificate of Incorporation shall be amended, subject to stockholder approval, by inserting after the first paragraph of Article 10 the following new second paragraph:

        Notwithstanding the foregoing, for so long as the Corporation is regulated as a business development company under the Investment Company Act of 1940, neither this certificate of incorporation nor the by-laws of the Corporation shall limit the liability of, or indemnify, any director or officer of the Corporation for actions or matters for which such limitation or indemnification is prohibited by the Investment Company Act of 1940.

     SECOND: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     THIRD: That the capital of said corporation shall not be reduced under or by reason of said amendment.

     IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Clifford M. Gross, its Chief Executive Officer and attested to by
Carole Mason, its Secretary, this                day of June, 2001.

                                          --------------------------------------

                                          Clifford M. Gross, Ph.D.


                                          Chairman and Chief Executive Officer


ATTEST:

------------------------------------
Carole R. Mason

                                UTEK CORPORATION

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Clifford M. Gross, Sam Reiber, or any one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Tampa Club, 101 E. Kennedy Blvd., Tampa, FL 33602 on June 8, 2001 at 9:30 A.M. and at all adjournments thereof, as indicated on this proxy.


                                               FOR ALL EXCEPT
1.       FOR  [ ]      WITHHELD ALL     [ ]    NOMINEES CROSSED OUT     [ ]



         To elect:
                  Clifford M. Gross
                  Sam Reiber
                  Stuart M. Brooks
                  Kwabena Gyimah-Brempong
                  Arthur Chapnik
                  Carl Nisser
                  David Michael
         to serve as directors (except as marked to the contrary) for the Company for a one year term expiring in 2002 or until their successors are elected and qualified.

         INSTRUCTIONS:     To withhold authority to vote for any individual,
         strike a line through his name on the list above.

2.       FOR  [ ]          AGAINST  [ ]      ABSTAIN  [ ]

         To amend the Company's Certificate of Incorporation so that its indemnification provisions comply with the 1940 Act.

3.       FOR  [ ]          AGAINST  [ ]      ABSTAIN  [ ]


         To eliminate the fundamental nature of the Company's investment objective and policies.


4.       FOR  [ ]          AGAINST  [ ]      ABSTAIN  [ ]

         To ratify the selection of Ernst & Young LLP as the Company's independent accountants.

5. To transact such other business as may properly come before the Meeting.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED.

Please mark, sign and return this proxy in the enclosed envelope. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement.

                                    Dated

                                    --------------------------------------------

                                    Signature

                                    --------------------------------------------


                                    --------------------------------------------

                                    Please sign your name(s) exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.


                                       24